CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Edward D. Bedard, Chief Financial Officer of BACAP Alternative Multi-Strategy Fund, LLC (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:        May 28, 2004            /s/ Edward D. Bedard
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                                     Edward D. Bedard, Chief Financial Officer
                                     (principal financial officer)